UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 8, 2009

VIRGIN MEDIA INC.

(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	File No. 000-50886 (Commission File Number)	59-3778247 (IRS Employer Identification
No.)

909 Third Avenue, Suite 2863, New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 906-8440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 8.01.	Other Events.

Item 9.01.	Financial Statements and Exhibits.

SIGNATURES

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2009, the Board of Directors (the “Board”) of Virgin Media Inc. (the “Company”) approved the appointment of Andrew Barron as its Chief Operating Officer, effective on January 4, 2010.  In his new role, Mr. Barron will oversee the Company’s consumer operations and will retain responsibility for the customer experience function and the business division.

Mr. Barron, age 44, became the Company’s chief customer and operations officer in October 2008. Prior to this, Mr. Barron was the Company’s managing director of strategy and corporate development from March 2008. Before he joined the Company, Mr. Barron was chief operating officer of Modern Times Group MTG AB, an international entertainment broadcasting group, from January 2003. Mr. Barron previously served in senior divisional roles at MTG, United PanEurope Communications (now Liberty Global Inc.) and The Walt Disney Company.

Mark Schweitzer, the Company’s chief commercial officer, has agreed to extend his contract with the Company, which was scheduled to end on March 31, 2010, and remain in the United Kingdom in order to carry out certain special projects and provide transitional support to Mr. Barron.  He intends to return to the United States at the end of his contract.  The extension, through June 30, 2010, continues Mr. Schweitzer’s compensation and benefits on their existing terms.  The extension also provides for Mr. Schweitzer to receive a pro rata cash bonus for the 2010 fiscal year, payable in March 2011, subject to the achievement of performance conditions.

Paul Buttery will become the Company’s chief customer and networks officer, effective January 4, 2010, with expanded responsibility for the Company’s customer and operations activities.  Mr. Buttery will assume some of Mr. Barron’s responsibilities on the operations side and retain responsibility for the Company’s access and networks activities.

A copy of a press release issued by the Company on December 14, 2009, is attached as Exhibit 99.1 and incorporated by reference.

Item 8.01.  Other Events.

On December 8, 2009, Mr. Chiddix resigned from the Company’s Audit Committee.  Mr. Chiddix will continue as chairman of the Board’s Business Operations & Technology Committee.

Item 9.01.  Financial Statements and Exhibits.

Exhibit	Description
99.1	Press release, dated December 14, 2009, issued by Virgin Media Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2009

VIRGIN MEDIA INC.

By:	/s/ Bryan H. Hall
Name:	Bryan H. Hall
Title:	Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Press release, dated December 14, 2009, issued by Virgin Media Inc.